ANNEX 4

REPORT SUBMITTED BY THE BOARD OF DIRECTORS OF TELEFÓNICA, S.A. IN CONNECTION WITH THE PROPOSED AMENDMENT OF THE REGULATIONS FOR THE GENERAL SHAREHOLDERS’ MEETING REFERRED TO IN ITEM VII ON THE AGENDA FOR THE GENERAL SHAREHOLDERS’ MEETING CALLED TO BE HELD IN MADRID ON MAY 9, 2007, UPON FIRST CALL OR, IF APPLICABLE, ON MAY 10, 2007, UPON SECOND CALL.

I. Purpose of the report

The Board of Directors of Telefónica, S.A. (hereinafter, the "Company" or "Telefónica") submits this report in support of the proposed amendment of the articles of the Regulations for the General Shareholders’ Meeting submitted for approval by the shareholders under item VII on the agenda for the General Shareholders’ Meeting called to be held on May 9 and 10, 2007, upon first and second call, respectively.

II. Rationale for the proposal

A large part of the amendments to the Regulations for the General Shareholders’ Meeting submitted for approval by the shareholders are aimed at bringing the By-Laws into line with the Unified Good Governance Code [Código Unificado de Buen Gobierno] (the "Unified Code") published by the National Securities Market Commission as Annex I to the Report of the special work group on good governance at listed companies of May 19, 2006 and approved by resolution of the Board of the National Securities Market Commission on May 22, 2006.

Other proposed amendments stem from Law 19/2005, of November 14, on European corporations registered in Spain ("Law 19/2005") which, in addition to inserting a number of provisions governing European corporations in a new Chapter XII of the Companies Act [Ley de Sociedades Anónimas], amended other provisions thereof in connection with the call to a General Shareholders’ Meeting and the appointment of directors, among other matters.

Moreover, a proposal is made for inclusion in the Regulations for the General Shareholders’ Meeting of a complete set of provisions governing voting and proxy-granting mechanisms by means of long-distance communication, including the possibility of attending the Meeting by electronic means in real time. These proposals are based upon Law 26/2003, of July 17, which amends Law 24/1988, of July 28, on the Securities Market (the "Securities Market Act") ["Ley del Mercado de Valores"] and the restated text of the Companies Act, approved by Royal Legislative Decree 1564/1989, of December 22, in order to enhance the transparency of listed corporations (the "Transparency Act" ["Ley de Transparencia"]), as we all as upon Law 19/2005.

Finally, other proposed amendments are intended to introduce technical improvements in the wording and systematization of the Regulations for the General Shareholders’ Meeting, by completing and clarifying the provisions governing certain matters.

This amendment of the Regulations for the General Shareholders’ Meeting dovetails with the amendment of the By-Laws of Telefónica proposed under item VII on the agenda.

Below is a more detailed description of each of the proposed amendments, in the order in which they will be submitted to a vote at the General Shareholders’ Meeting. With regard to some of the amendments to the Regulations for the General Shareholders’ Meeting that have been contemplated, it should be pointed out at the outset that a separate vote will be taken on the amendment of articles or groups of articles having independent contents; the rationale set out in this report follows the same approach.

  Item VII.1 on the Agenda

    Proposed amendment of Article 5 of the Regulations for the General Shareholders’ Meeting, governing the powers of the shareholders at the General Shareholders’ Meeting

  The proposed amendment of Article 5 of the Regulations for the General Shareholders’ Meeting, which corresponds to the proposed amendment of Article 14 of the By-Laws, seeks to include a number of shareholders’ powers in connection with transactions of particular significance as provided in recommendation 3 of the Unified Code. Thus, a proposal is made for approval by the shareholders of the inclusion of powers in connection with (i) the transformation of the Company into a holding company, through "subsidiarization" or by entrusting subsidiaries with the conduct of core activities theretofore carried out by the Company itself; (ii) the acquisition or disposition of essential operating assets, when this entails an effective amendment of the corporate purpose; and (iii) transactions the effect of which is tantamount to liquidating the Company.

  Item VII.2 on the Agenda (amendments relating to the call to and preparation of the General Shareholders’ Meeting)

    Proposed amendment of paragraph 2 of Article 7 of the Regulations for the General Shareholders’ Meeting, in connection with the power and obligation to call to meeting

    The purpose of this amendment is to specify the deadline within which the Board of Directors must call a General Shareholders’ Meeting when it has so been requested by the holders of at least five percent of the share capital. The proposed amendment seeks to coordinate the new statutory deadline of one month within which General Shareholders’ Meetings must be called, which deadline was added with a general scope by Law 19/2005, with the provision contained in Section 100.2 of the Companies Act –which was inadvertently left unaltered in this regard by Law 19/2005– to the effect that, at the request of shareholders that own at least five percent of the share capital, the directors must call a Meeting to be held within thirty days of such request. Therefore, it has been provided that the directors shall have a maximum period of fifteen days to call the Meeting, because this is the deadline to which they were subject when the general deadline for calling a Meeting was fifteen days.

    Proposed insertion of a new sub-section 3 in Article 8 of the Regulations for the General Shareholders’ Meeting, relating to the publication and notice of the call to meeting

    In order to harmonize the provisions of Article 8 and those in the new sub-section 4 of Article 16 of the By-Laws, a new paragraph three is included in order to set forth the right accruing to the holders of at least five percent of the share capital to request the publication of a supplement to the call to meeting whereby new items are included in the agenda, as arises from the new Section 97.3 of the Companies Act.

    Proposed amendment of sub-section 2 of Article 9 of the Regulations for the General Shareholders’ Meeting, relating to the information available to the shareholders from publication of the notice of the call to meeting

    The purpose of the proposed amendment of sub-section 2 of Article 9 is to set forth the obligation to publish the texts of the proposals included in the supplements to the call to meeting, which, so long as they have been provided to the Company, shall be published in the same manner as the texts that have been approved by the Board and are to be submitted to the shareholders at the Meeting, as well as on the Company’s website.

    Proposed amendment of sub-section 3 of Article 10 of the Regulations for the General Shareholders’ Meeting, relating to the right to receive information

  The proposed amendment seeks to elaborate upon and complete the corresponding proposed amendment of Article 18 of the By-Laws. For such purpose, provision is made for the cases in which the directors are entitled to deny the information requested, namely, those instances in which the information is, in the opinion of the Chairman, prejudicial to the corporate interests (unless the request is made by holders of at least 25% of the capital) or in which it is legally inadmissible (primarily those instances in which the requested information does not satisfy the objective requirements set forth in Section 112 of the Companies Act or the request is abusive). The proposal also sets forth that an answer must be provided, if applicable, to shareholders attending from a distance within seven days following the holding of the Meeting, in line with the provisions of Section 97.5 of the Companies Act.

  Item VII.3 on the Agenda (amendments relating to proxy-granting and voting by means of long-distance communication and remote attendance at the Meeting).

    Proposed amendment of sub-section 1 and insertion of new sub-sections 5 through 7 in Article 13, governing proxy-granting and representation

    The purpose of the amendment of sub-section 1 is to make express provision for the fact that attendance at the Meeting by the shareholder granting a proxy has the effect of revoking the proxy, as provided in Section 106.3 of the Companies Act, making clear that this may occur either because the shareholder granting the proxy attends the Meeting in person or because he has voted from a distance; in addition, it is established, as is natural, that the disposition of shares is also grounds for revocation of the proxy.

    The proposal for addition of the new sub-sections 5 through 7 is due to the advisability of including in the Regulations for the General Shareholders’ Meeting, in line with the proposed amendment of Article 17 of the By-Laws, a complete set of provisions applicable to proxy-granting by means of long-distance communication, under the provisions of Sections 105.4 and 106 of the Companies Act, as amended by the Transparency Act.

    The new sub-section 5 proposed to be added sets forth the means of long-distance communication by which a proxy may validly be granted. These are, in principle, only postal correspondence, to which there shall be attached the duly signed and executed attendance card, or other written instrument which, in the opinion of the Board of Directors expressed in a resolution adopted for such purpose, allows for due verification of the identity of the shareholder granting the proxy and that of the proxy-holder designated therein. In addition, electronic mail or communication may be allowed as a means for granting a proxy, but this is conditioned upon the Board of Directors so deciding, once conditions of security and unambiguousness have been verified, by means of a resolution that will subsequently be duly published. Such resolution of the Board must, at a minimum, provide for the obligation of the shareholder granting the proxy to submit a copy of the attendance card in electronic form, as well as the obligation to include his recognized electronic signature or such other signature as the Board deems acceptable because it satisfies adequate guarantees of authenticity and identification of the shareholder granting the proxy. It is also provided that when the Board resolves, if it deems it appropriate, to admit proxy-granting by electronic communication, it shall also endeavor to have such admission included in the Regulations for the General Shareholders’ Meeting.

    The proposal relating to sub-section 5 is completed by establishing an advance period as a requirement for validity of the proxy granted by the means of long-distance communication allowed in each case, within which the Company must receive the proxies granted by such means. The deadline is set at midnight on the third day prior to the date on which the Meeting is to be held upon first call, but it is also set forth, in order to allow for flexible application of this provision when required, that the Board may reduce this advance period.

    The proposed new sub-section 6 provides that a proxy may include items that may be dealt with at the Meeting even if they are not included in the agenda, as set forth by Section 114 of the Securities Market Act.

    Finally, the proposed new sub-section 7 grants powers to the Board of Directors to elaborate upon the rules governing proxy-granting from a distance. The conciseness with which this device is regulated makes it advisable to expressly grant the directors the power to further develop the provisions on proxy-granting from a distance.

    Proposed amendment of sub-section 6 of Article 15 of the Regulations for the General Shareholders’ Meeting, relating to the preparation of the attendance roll

    The proposed amendment of sub-section 6 of Article 15 is technical in nature and instrumental for the amendments relating to the implementation of voting and proxy-granting systems by means of long-distance communication. The purpose of this amendment is to provide that shareholders that have voted prior to the Meeting by means of long-distance communication must be separately included in the attendance roll.

    Proposed inclusion of a new Article 17 bis of the Regulations for the General Shareholders’ Meeting, relating to remote attendance by electronic or data transmission means

    The purpose of this proposal is to elaborate upon the provisions of the same nature proposed to be included in the By-Laws (Article 17 bis), in connection with the possibility of attending the Meeting from a distance in real time through the use of electronic or data transmission means. Accordingly, based upon such by-law provision, this new Article 17 bis of the Regulations for the General Shareholders’ Meeting further develops the rules to which such possibility of remote attendance must be subject. These rules include (i) how much in advance the connection to the system must be established in order to follow the Meeting, (ii) the requirements for identification with which the shareholder must comply in order to attend from a distance, (iii) the moment from which a vote may be cast on the items submitted for a decision by the shareholders at the Meeting, (iv) the specific rules governing the exercise of the right to receive information, taking into account the provisions of Section 97.5 of the Companies Act, (v) the inclusion in the attendance roll of shareholders attending from a distance, (vi) and the need for appropriate knowledge of remote attendance systems by the Presiding Committee and by the Notary, if any, who attends the Meeting. In view of the fact that this is an innovative proposal, broad powers are granted to the Board of Directors in order to decide when, taking into consideration the state of the art in technical matters and after the appropriate conditions of security and unambiguousness have been verified, attendance at the Meeting by means of long-distance communication is to be permitted. Finally, the proposal includes a broad delegation of powers to the Board such that it may elaborate upon the rules and procedures that have been established, which will undoubtedly contribute to facilitating the management and application of the remote attendance system in the event that it is decided to implement it in connection with a General Shareholders’ Meeting.

    Proposed inclusion of a new Article 20 bis in the Regulations for the General Shareholders’ Meeting, relating to the casting of votes from a distance prior to the Meeting.

  The proposed inclusion of a new Article 20 bis in the Regulations for the General Shareholders’ Meeting, which in turn is due to the inclusion of a new Article 20 bis in the By-Laws, is based on the advisability that the Regulations for the General Shareholders’ Meeting contain a complete set of provisions governing voting by means of long-distance communication, in reliance on the provisions of Sections 105.4 and 106 of the Companies Act, as amended by the Transparency Act. Specifically, the proposed resolution establishes the system and procedure for shareholders who have the right to attend to exercise their voting rights on matters contained in the agenda for the General Shareholders’ Meeting by means of long-distance communication prior to the Meeting.

  Paragraph 1 of the new article provides for the means whereby voting rights may be exercised from a distance, namely, postal delivery or correspondence or electronic communication.

  Paragraph 2 of the new article describes the manner in which votes must be cast when voting rights are exercised by postal delivery or correspondence. Shareholders must send the Company the duly signed attendance and voting card.

  Sub-section 3 of the new article contains detailed provisions on the manner in which to cast a vote by electronic correspondence, prescribing that a copy of the attendance card must be accompanied in electronic form, together with the recognized electronic signature or other type of identification approved by the Board, so long as adequate guarantees are satisfied as to the authenticity and identification of the shareholding casting the vote. However, the proposal states that this voting system by electronic correspondence shall only be allowed when the Board resolves to adopt it, once the conditions of security and unambiguousness have been verified, and gives notice of such admission in the notice of the call to the Meeting in question, followed by further development on the Company’s website. It is also provided that once the Board of Directors resolves, if it deems it appropriate, to admit voting by means of electronic communication, it shall endeavor to set forth such admission in the Regulations for the General Shareholders’ Meeting.

  Similarly to the provisions governing proxy-granting, in paragraph 4 the proposal also provides for an advance period that operates as a requirement for validity, within which the Company must receive the votes by the means of communication that have been allowed. The deadline is set at midnight on the third day prior to the date on which the Meeting is to be held upon first call, but it is also set forth, in order to allow for flexible application of this provision when required, that the Board may reduce this advance period, by publishing any such reduction in the same manner as the notice of the call to meeting.

  In addition to reproducing the legal principle that shareholders that vote from a distance shall be deemed present at the Meeting, paragraph 5 and 6 of the new article provides, in tune with the amendment of the same nature proposed in Article 20 bis of the By-Laws, that a shareholder’s vote, cast either at the Meeting in which he is present in person (paragraph 6) or from a distance, prevails over any proxy that such shareholder may have granted (paragraph 5).

  Paragraph 6 provides for certain instances in which a vote cast from a distance shall be rendered void, which provisions are logical and consistent with the fact that the vote has been cast prior to the holding of the Meeting.

  Finally, in view of the conciseness of the legal provisions governing distance voting, it has been deemed advisable to grant a number of powers to the Board of Directors under sub-section 7 in order for the Board to elaborate upon the provisions on voting and proxy-granting by means of long-distance communication contained in the Regulations, with the corresponding undertaking to publish such developments on the Company’s website for the shareholders to be aware of them. Furthermore, in view of the fact that the legal recognition of the new channels of communication will cause the calculation and verification of votes and proxies to become more complex, this paragraph also provides that the Board may adopt such measures as are considered appropriate in order to ensure that shareholders that vote or grant a proxy from a distance are duly entitled to do so pursuant to the By-Laws.

  Item VII.4 on the Agenda (other amendments)

    Proposed amendment of Article 21 of the Regulations for the General Shareholders’ Meeting, relating to voting on the proposed resolutions.

    In addition to a number of technical clarifications in connection with the replacement in sub-section 3 of certain references to the inspectors by references to the Presiding Committee of the Meeting, and the elimination of the succinct provisions regarding voting and proxy-granting from a distance that were contained in sub-section 4, the proposed amendment of Article 21 seeks to reflect the recommendation of the Unified Code to the effect that independent matters should be voted upon separately (recommendation 5). This amendment is inserted as a new paragraph within sub-section 2 of this article, and includes a specific rule for a separate vote to be taken on the proposed appointment of each Director and on each article or group of articles with independent contents in the case of amendments to the By-Laws or the Regulations. In this latter case, it has been deemed advisable to specify that when the proposal submitted to the shareholders at the Meeting refers to the vote on a text formulated as an indivisible unit, such as the approval of a new set of By-Laws, the vote shall be taken on the entire text proposed, because the purpose and desirable consistency of the proposal submitted might otherwise be impaired.

    Proposed amendment of Article 24 of the Regulations for the General Shareholders’ Meeting, relating to the continuation of the Meeting.

    This proposal is technical in nature, and the purpose thereof is to align the wording of Article 24 of the Regulations for the General Shareholders’ Meeting with the amendment to the same effect proposed to the shareholders in connection with Article 19 of the By-Laws, pursuant to which the role of the inspectors at the General Shareholders’ Meeting is eliminated. In line with this provision, the amendment of Article 24 of the Regulations for the General Shareholders’ Meeting eliminates all references to inspectors.

In order to facilitate a comparison between the current text of the articles proposed to be amended and the text resulting from the proposed amendments, attached as an exhibit to this report is a two-column table containing a verbatim transcription of both texts, for merely informational purposes.

EXHIBIT

Comparative information regarding the provisions of the Regulations for the General Shareholders’ Meeting proposed to be amended

Current text	Proposed amendment

Article 5. Powers of the shareholders at the General Shareholders’ Meeting.

The shareholders acting at the General Shareholders’ Meeting shall have the power to deliberate upon and adopt resolutions on all such matters as legal provisions and the By-Laws reserve for decision thereat and, in general, on all matters which fall within the scope of powers assigned by Law to the shareholders and are submitted at the General Shareholders’ Meeting at the behest of the Board of Directors and of the shareholders themselves, in such instances and in such manner as are provided in the Law and the By-Laws.

Article 5. Powers of the shareholders at the General Shareholders’ Meeting.

The shareholders acting at the General Shareholders’ Meeting shall have the power to deliberate upon and adopt resolutions on all such matters as legal provisions and the By-Laws reserve for decision thereat and, in general, on all matters which fall within the scope of powers assigned by Law to the shareholders and are submitted at the General Shareholders’ Meeting at the behest of the Board of Directors and of the shareholders themselves, in such instances and in such manner as are provided in the Law and the By-Laws. In particular, the shareholders shall decide the following matters:

  Appointment and removal of Directors.

  Appointment of Auditors.

  Review of corporate management and approval, if appropriate, of the financial statements for the prior fiscal year and decision regarding the allocation of profits/losses.

  Increase or reduction of share capital.

  Issuance of Debentures.

  Amendment of the By-Laws.

  Dissolution, merger, split-off and transformation of the Company.

  The transformation of the Company into a holding company, through "subsidiarization" or by entrusting subsidiaries with the conduct of core activities theretofore carried out by the Company itself.

  The acquisition or disposition of essential operating assets, when this entails an effective amendment of the corporate purpose.

  Transactions the effect of which is tantamount to liquidating the Company.

  Any other matter that the Board of Directors resolves to submit to the shareholders at a General Shareholders’ Meeting.

Article 7. Power and obligation to call to meeting.

1. The General Shareholders’ Meeting shall be formally called by the Board of Directors of the Company or by the Executive Commission thereof, without prejudice to such express delegation of powers to that end as the aforementioned bodies may make in favor of any of its members.

Article 7. Power and obligation to call to meeting.

1. The General Shareholders’ Meeting shall be formally called by the Board of Directors of the Company or by the Executive Commission thereof, without prejudice to such express delegation of powers to that end as the aforementioned bodies may make in favor of any of its members.

2. The Board of Directors, or the Executive Commission, may call the General Shareholders’ Meeting whenever it deems it advisable or appropriate to further the corporate interests and shall be required, in all cases, to call the Ordinary General Shareholders’ Meeting within the first six months of each Fiscal Year and to call an Extraordinary General Shareholders’ Meeting whenever it is so requested in writing by the holders of at least five per cent of the share capital, which request shall set forth the matters to be dealt with. In this instance, the General Shareholders’ Meeting shall be called to be held within thirty days of receipt of the notarially-recorded request for such call to meeting, and the agenda shall include at least the matters set forth in the request.

2. The Board of Directors, or the Executive Commission, may call the General Shareholders’ Meeting whenever it deems it advisable or appropriate to further the corporate interests and shall be required, in all cases, to call the Ordinary General Shareholders’ Meeting within the first six months of each Fiscal Year and to call an Extraordinary General Shareholders’ Meeting whenever it is so requested in writing by the holders of at least five per cent of the share capital, which request shall set forth the matters to be dealt with. In this instance, the Board of Directors shall have a maximum period of fifteen days, to be computed from the date of the notarially-recorded request for such call, within which to call the Meeting with such minimum advance notice as is required by Law, and the agenda shall include at least the matters set forth in the request.

Article 8. Publication and notice of the call to meeting.

1. The General Shareholders’ Meeting shall be called through a notice published in the Official Bulletin of the Commercial Registry and in at least one of the newspapers of wider circulation in the province where the Company’s registered office is located, as much in advance of the date set for the Meeting as is at a minimum required by the Law.

The call to the General Shareholders’ Meeting shall also be reported to the National Securities Market Commission and to such Market Supervisory Authorities as may be appropriate.

In addition, the call to the General Shareholders’ Meeting shall be announced on the Company’s website.

Article 8. Publication and notice of the call to meeting.

1. The General Shareholders’ Meeting shall be called through a notice published in the Official Bulletin of the Commercial Registry and in at least one of the newspapers of wider circulation in the province where the Company’s registered office is located, as much in advance of the date set for the Meeting as is at a minimum required by the Law.

The call to the General Shareholders’ Meeting shall also be reported to the National Securities Market Commission and to such Market Supervisory Authorities as may be appropriate.

In addition, the call to the General Shareholders’ Meeting shall be announced on the Company’s website.

2. The notices of the call to meeting shall contain all the statements required by the Law in each case and, in any event, shall set forth the place, date and time of the Meeting upon first call and all the matters to be dealt with thereat (the agenda). The notices may also state the place, date and time for the Meeting to be held, if applicable, upon second call.

2. The notices of the call to meeting shall contain all the statements required by the Law in each case and, in any event, shall set forth the place, date and time of the Meeting upon first call and all the matters to be dealt with thereat (the agenda). The notices may also state the place, date and time for the Meeting to be held, if applicable, upon second call.

3. Shareholders representing at least five percent of the share capital may request the publication of a supplement to the call to the General Shareholders’ Meeting including one or more items in the agenda. This right must be exercised by means of duly authenticated notice that must be received at the Company’s registered office within five days of the publication of the call to meeting.

The supplement to the call to meeting must be published in compliance with the legal requirements and as much in advance as is provided by the Law.

Article 9. Information available to the shareholders from publication of the notice of the call to meeting.

1. From the date of publication of the notice of the call to the General Shareholders’ Meeting, the Company shall make available to the shareholders the documents and information that the Law or the By-Laws require that be provided to them in connection with the items on the agenda, which documents and information shall be posted on the Company’s website starting on the aforementioned date. Without prejudice to the foregoing, the shareholders may obtain such documents and information immediately and without charge at the Company’s registered office, as well as request that they be sent or delivered to them without charge, in such cases and under such terms as are provided in the Law.

Article 9. Information available to the shareholders from publication of the notice of the call to meeting.

1. From the date of publication of the notice of the call to the General Shareholders’ Meeting, the Company shall make available to the shareholders the documents and information that the Law or the By-Laws require that be provided to them in connection with the items on the agenda, which documents and information shall be posted on the Company’s website starting on the aforementioned date. Without prejudice to the foregoing, the shareholders may obtain such documents and information immediately and without charge at the Company’s registered office, as well as request that they be sent or delivered to them without charge, in such cases and under such terms as are provided in the Law.

2. Furthermore, from the date of publication of the notice of the call to the General Shareholders’ Meeting, and in order to facilitate shareholders’ attendance and participation therein, the Company shall include in its website, to the extent available and in addition to the documents and information required by the Law, all materials that the Company deems advisable for such purposes and in particular, but merely for illustrative purposes, the following:

  The text of all the proposed resolutions that are to be submitted to the shareholders at the General Shareholders’ Meeting and that have by then been approved by the Board of Directors, provided, however, that the Board of Directors may amend such proposals up to the date of the Meeting when so permitted by the Law.

  Information regarding the place where the General Shareholders’ Meeting is to be held, describing, when appropriate, the means of access to the meeting room.

  The procedure to obtain attendance cards or certificates issued by the entities legally authorized to do so.

  The means and procedures to grant a proxy for the General Shareholders’ Meeting.

  If established, the means and procedures to cast votes from a distance

  Any other matters of interest for purposes of following the proceedings at the Meeting, such as whether or not simultaneous interpretation services will be provided, the possibility that the General Shareholders’ Meeting be followed by audio-visual means, or information in other languages.

This information may be subject to changes at any time, in which case any appropriate amendments or clarifications shall be published on the Company’s website.

2. Furthermore, from the date of publication of the notice of the call to the General Shareholders’ Meeting, and in order to facilitate shareholders’ attendance and participation therein, the Company shall include in its website, to the extent available and in addition to the documents and information required by the Law, all materials that the Company deems advisable for such purposes and in particular, but merely for illustrative purposes, the following:

  The text of all the proposed resolutions that are to be submitted to the shareholders at the General Shareholders’ Meeting and that have by then been approved by the Board of Directors, provided, however, that the Board of Directors may amend such proposals up to the date of the Meeting when so permitted by the Law.

  Information regarding the place where the General Shareholders’ Meeting is to be held, describing, when appropriate, the means of access to the meeting room.

  The procedure to obtain attendance cards or certificates issued by the entities legally authorized to do so.

  The means and procedures to grant a proxy for the General Shareholders’ Meeting.

  If established, the means and procedures to cast votes from a distance.

  Any other matters of interest for purposes of following the proceedings at the Meeting, such as whether or not simultaneous interpretation services will be provided, the possibility that the General Shareholders’ Meeting be followed by audio-visual means, or information in other languages.

In addition, when there is a supplement to the call to meeting, the Company shall, from the date of publication thereof, also publish, in the same manner and on its website, the text of the proposals to which such supplement refers and which has been provided to the Company.

This information may be subject to changes at any time, in which case any appropriate amendments or clarifications shall be published on the Company’s website.

3. The Company shall deliver the information and documentation referred to in sub-section 1 and in paragraph a) of sub-section 2 of this article to the National Securities Market Commission and other Market Supervisory Authorities as may be appropriate; it shall also provide such information and documentation to the depositary or depositaries of the programs through which the Company is listed on foreign Markets.

3. The Company shall deliver the information and documentation referred to in sub-section 1 and in paragraph a) of sub-section 2 of this article to the National Securities Market Commission and other Market Supervisory Authorities as may be appropriate; it shall also provide such information and documentation to the depositary or depositaries of the programs through which the Company is listed on foreign Markets.

Article 10. Right to receive information.

1. From the time of publication of the notice of the call to a General Shareholders’ Meeting through the seventh day prior to the date set for the holding thereof upon first call, any shareholder may submit a written request to the Board of Directors of the Company for such information or clarifications as it deems are required, or ask written questions it deems are pertinent, regarding the matters included in the Agenda for the Meeting that has been published in the notice of call thereto, or regarding information accessible to the public that the Company has provided to the National Securities Market Commission since the holding of the immediately prior General Shareholders’ Meeting.

The Board of Directors shall be required to provide in writing, until the day when the General Shareholders’ Meeting is held, the requested information or clarifications, as well as to respond in writing to the questions asked. The answers to the questions and to the requests for information shall be channeled through the Secretary of the Board of Directors and provided by any member thereof or by any person expressly authorized by the Board of Directors to that end.

Article 10. Right to receive information.

1. From the time of publication of the notice of the call to a General Shareholders’ Meeting through the seventh day prior to the date set for the holding thereof upon first call, any shareholder may submit a written request to the Board of Directors of the Company for such information or clarifications as it deems are required, or ask written questions it deems are pertinent, regarding the matters included in the Agenda for the Meeting that has been published in the notice of call thereto, or regarding information accessible to the public that the Company has provided to the National Securities Market Commission since the holding of the immediately prior General Shareholders’ Meeting.

The Board of Directors shall be required to provide in writing, until the day when the General Shareholders’ Meeting is held, the requested information or clarifications, as well as to respond in writing to the questions asked. The answers to the questions and to the requests for information shall be channeled through the Secretary of the Board of Directors and provided by any member thereof or by any person expressly authorized by the Board of Directors to that end.

2. During the course of the General Shareholders’ Meeting, the shareholders of the Company may verbally request such information or clarifications as they deem appropriate regarding the matters contained in the agenda. In the event that it is not possible to satisfy the shareholder’s right at that time, the Directors shall provide such information in writing within seven days of the close of the Meeting.

2. During the course of the General Shareholders’ Meeting, the shareholders of the Company may verbally request such information or clarifications as they deem appropriate regarding the matters contained in the agenda. In the event that it is not possible to satisfy the shareholder’s right at that time, the Directors shall provide such information in writing within seven days of the close of the Meeting.

3. The Directors shall have the duty to provide the information requested in reliance upon the two preceding paragraphs, except in those cases in which, in the opinion of the Chairman, publication of the requested information may prejudice the corporate interests.

A request for information may not be denied when it is supported by shareholders representing at least one-fourth of the share capital.

3. The Directors shall have the duty to provide the information requested in reliance upon the two preceding paragraphs, except in those cases in which (i) it has been requested by holders of less than one-fourth of the share capital and the dissemination thereof may, in the opinion of the Chairman, prejudice the corporate interests; (ii) the request for information or clarifications does not refer to matters included in the agenda or, in the case of sub-section 1 above, to information accessible to the public that has been provided by the Company to the National Securities Market Commission since the holding of the immediately prior General Shareholders’ Meeting; (iii) the request for information is deemed abusive for any other reason; or (iv) it is so established in legal or regulatory provisions.

Answers to shareholders who attend the General Shareholders’ Meeting from a distance by means of data transmission and simultaneously and who exercise their right to receive information through this procedure shall be provided, if applicable, in writing, within seven days following the Meeting.

Article 13. Proxy-granting and representation.

1. Every shareholder having the right to attend the General Shareholders’ Meeting may be represented thereat by another person, even if not a shareholder. The proxy must be granted specifically for each Meeting, either by using the proxy-granting form printed on the attendance card or in any other manner permitted by the Law, without prejudice to the provisions of Section 108 of the Companies Act [Ley de Sociedades Anónimas] regarding cases of proxies granted to family relatives and general proxies.

The documents setting forth the proxies or powers of attorney for the General Shareholders’ Meeting shall contain instructions regarding the direction of the vote. If no express instructions are given, it shall be understood that the proxy-holder must vote in favor of the proposed resolutions put forward by the Board of Directors regarding the matters on the agenda.

If there are no voting instructions because the shareholders acting at the General Shareholders’ Meeting are to decide matters that are not included in the agenda and are thus unknown on the date that the proxy is granted but which may be submitted to a vote at the Meeting, the proxy-holder shall vote in such direction as he deems most appropriate, taking into account the interest of the Company and that of the shareholder granting the proxy. The same rule shall apply when the relevant proposal or proposals submitted to the shareholders at the Meeting have not been made by the Board of Directors.

If the document setting forth the proxy or power of attorney does not state the specific person or persons to whom the shareholder grants the proxy, such proxy shall be deemed granted in favor of any of the following: the Chairman of the Board of Directors of the Company, or the person that stands in for him as Chairman of the General Shareholders’ Meeting, or such person as is appointed by the Board of Directors, with notice of such appointment being given in advance in the official notice of the call to meeting.

In cases in which a public proxy solicitation has been carried out, the Director who obtains such proxy shall be subject to the voting restriction established in Section 114 of the Securities Market Act [Ley del Mercado de Valores] in connection with conflict of interest situations.

A proxy is always revocable. Personal attendance at the General Shareholders’ Meeting by the shareholder granting the proxy shall amount to revocation thereof.

Article 13. Proxy-granting and representation.

1. Every shareholder having the right to attend the General Shareholders’ Meeting may be represented thereat by another person, even if not a shareholder. The proxy must be granted specifically for each Meeting, either by using the proxy-granting form printed on the attendance card or in any other manner permitted by the Law, without prejudice to the provisions of Section 108 of the Companies Act [Ley de Sociedades Anónimas] regarding cases of proxies granted to family relatives and general proxies.

The documents setting forth the proxies or powers of attorney for the General Shareholders’ Meeting shall contain instructions regarding the direction of the vote. If no express instructions are given, it shall be understood that the proxy-holder must vote in favor of the proposed resolutions put forward by the Board of Directors regarding the matters on the agenda.

If there are no voting instructions because the shareholders acting at the General Shareholders’ Meeting are to decide matters that are not included in the agenda and are thus unknown on the date that the proxy is granted but which may be submitted to a vote at the Meeting, the proxy-holder shall vote in such direction as he deems most appropriate, taking into account the interest of the Company and that of the shareholder granting the proxy. The same rule shall apply when the relevant proposal or proposals submitted to the shareholders at the Meeting have not been made by the Board of Directors.

If the document setting forth the proxy or power of attorney does not state the specific person or persons to whom the shareholder grants the proxy, such proxy shall be deemed granted in favor of any of the following: the Chairman of the Board of Directors of the Company, or the person that stands in for him as Chairman of the General Shareholders’ Meeting, or such person as is appointed by the Board of Directors, with notice of such appointment being given in advance in the official notice of the call to meeting.

In cases in which a public proxy solicitation has been carried out, the Director who obtains such proxy shall be subject to the voting restriction established in Section 114 of the Securities Market Act [Ley del Mercado de Valores] in connection with conflict of interest situations.

A proxy is always revocable. Attendance at the Meeting by the shareholder granting the proxy, whether in person or through distance voting, entails the revocation of any proxy, whatever the date thereof. A proxy shall likewise be rendered void as a result of the disposition of shares of which the Company has notice.

2. Individual shareholders who do not have full legal capacity and corporate shareholders shall be represented by those persons who act as representatives thereof pursuant to Law, with evidence of such representative capacity being duly provided.

2. Individual shareholders who do not have full legal capacity and corporate shareholders shall be represented by those persons who act as representatives thereof pursuant to Law, with evidence of such representative capacity being duly provided.

3. In any event, in cases of voluntary representation as well as those of legal representation, no person may have more than one representative at the Meeting.	3. In any event, in cases of voluntary representation as well as those of legal representation, no person may have more than one representative at the Meeting.

4. The Chairman of the General Shareholders’ Meeting, or the Secretary for the Meeting acting under a delegation of powers, shall resolve all questions arising in connection with the validity and effectiveness of the documents setting forth the right of any shareholder to attend the General Shareholders’ Meeting, whether individually or by grouping shares with other shareholders, as well as the granting of a proxy or of a power of attorney to another person, and shall ensure that only such documents as fail to meet the minimum essential requirements are considered invalid or ineffective and provided that the defects therein have not been cured.

4. The Chairman of the General Shareholders’ Meeting, or the Secretary for the Meeting acting under a delegation of powers, shall resolve all questions arising in connection with the validity and effectiveness of the documents setting forth the right of any shareholder to attend the General Shareholders’ Meeting, whether individually or by grouping shares with other shareholders, as well as the granting of a proxy or of a power of attorney to another person, and shall ensure that only such documents as fail to meet the minimum essential requirements are considered invalid or ineffective and provided that the defects therein have not been cured.

5. When a proxy is granted by means of long-distance communication, it shall only be deemed valid if it is carried out by sending to the Company the duly signed attendance and proxy-granting card or other written instrument that, in the opinion of the Board of Directors expressed in a resolution adopted for such purpose, allows for due verification of the identity of the shareholder granting the proxy and that of the proxy-holder designated therein.

A proxy granted or notified by electronic mail or communication with the Company shall only be admitted when, once such conditions of security and unambiguousness as are appropriate have been verified, it is so decided by the Board of Directors by means of a resolution and subsequent communication included in the notice of the call to the Meeting in question and further development thereof on the Company’s website. In the above-mentioned resolution, the Board of Directors shall specify the conditions governing proxy-granting by electronic mail or communication, which shall necessarily include the obligation of the shareholder that exercises such right to submit a copy of the attendance and proxy-granting card in electronic form, describe in detail the representation granted and the identity of the shareholder granting the proxy, and include in the communication the recognized electronic signature or other type of identification of the shareholder granting the proxy, under such terms as are established by the Board of Directors by resolution adopted for such purpose, such that this system of representation may adequately guarantee the authenticity and identity of the shareholder granting the proxy.

Once that the Board of Directors resolves, if it deems it appropriate, to admit the proxy-granting system by electronic mail or communication as provided herein, it shall also endeavor to adopt the measures required for such admission of the aforementioned proxy-granting system to be included and set forth in these Regulations.

In order to be valid, a proxy granted by either of the aforementioned means of long-distance communication must be received by the Company before midnight on the third day prior to the date set for the holding of the Meeting upon first call. In the resolution providing for the call to the Meeting in question, the Board of Directors may reduce such advance period and publish any such reduction in the same manner as the notice of the call to meeting. Furthermore, the Board of Directors may elaborate upon the foregoing provisions governing proxy-granting by means of long-distance communication, in accordance with the provisions of sub-section 5 of Article 20 bis of the By-Laws and sub-section 7 of Article 20 bis of these Regulations.

6. A proxy may include items that, even if not contained in the agenda, may be dealt with by the shareholders at the General Shareholders’ Meeting because it is so permitted by Law.
7. The Board may elaborate upon the foregoing provisions governing proxy-granting by means of long-distance communication, pursuant to the provisions of paragraph 7 of Article 20 bis below.

Article 15. Preparation of the Attendance Roll.

1. In order to prepare the Attendance Roll, the admission of proxies shall start sufficiently in advance of the date set in the notice of the call to the General Shareholders’ Meeting, such that the shareholders, or those who validly represent them, may deliver or send their respective proxies to the Company’s registered office as well as, if appropriate, the documents that evidence proxy representation, all without prejudice to any appropriate control at the place and on the date established for the holding of the General Shareholders’ Meeting.

Article 15. Preparation of the Attendance Roll.

1. In order to prepare the Attendance Roll, the admission of proxies shall start sufficiently in advance of the date set in the notice of the call to the General Shareholders’ Meeting, such that the shareholders, or those who validly represent them, may deliver or send their respective proxies to the Company’s registered office as well as, if appropriate, the documents that evidence proxy representation, all without prejudice to any appropriate control at the place and on the date established for the holding of the General Shareholders’ Meeting.

2. In addition, at the place and on the date established for the General Shareholders’ Meeting to be held and from the moment when access is granted to the place where the Meeting is to be held, the shareholders attending the Meeting in person or such persons as validly represent them thereat shall deliver their respective attendance cards and proxies to the staff in charge of shareholder registration, by producing evidence of their identity and, if appropriate, of their representative capacity and the grouping of shares.

2. In addition, at the place and on the date established for the General Shareholders’ Meeting to be held and from the moment when access is granted to the place where the Meeting is to be held, the shareholders attending the Meeting in person or such persons as validly represent them thereat shall deliver their respective attendance cards and proxies to the staff in charge of shareholder registration, by producing evidence of their identity and, if appropriate, of their representative capacity and the grouping of shares.

3. Registration of shareholders present at the General Shareholders’ Meeting in person and by proxy may be carried out manually or by using optical reading systems or other technical means that are considered appropriate.

3. Registration of shareholders present at the General Shareholders’ Meeting in person and by proxy may be carried out manually or by using optical reading systems or other technical means that are considered appropriate.

4. In order for the General Shareholders’ Meeting to begin at the time set forth in the notice of call, the attendance card and proxy registration process shall end minutes before the time at which the General Shareholders’ Meeting is scheduled to commence; once such process has concluded and the existence of sufficient quorum to validly constitute the Meeting upon first or second call, as the case may be, has been verified, the Presiding Committee [Mesa] of the General Shareholders’ Meeting shall be formed, whereupon the Meeting will commence.

4. In order for the General Shareholders’ Meeting to begin at the time set forth in the notice of call, the attendance card and proxy registration process shall end minutes before the time at which the General Shareholders’ Meeting is scheduled to commence; once such process has concluded and the existence of sufficient quorum to validly constitute the Meeting upon first or second call, as the case may be, has been verified, the Presiding Committee [Mesa] of the General Shareholders’ Meeting shall be formed, whereupon the Meeting will commence.

5. Once the General Shareholders’ Meeting is validly constituted, and in order to complete the preparation of the Attendance Roll, any attendance cards or proxies submitted after the establishment of a quorum at the Meeting and the commencement thereof must be admitted, as long as they are submitted before the shareholders’ turn to speak begins.

Shareholders who have provided evidence of their status as such or any representatives thereof who have not submitted their attendance cards before the turn to speak begins may attend the Meeting, but will not be included in the Attendance Roll and will thus not be considered to be in attendance at the Meeting.

5. Once the General Shareholders’ Meeting is validly constituted, and in order to complete the preparation of the Attendance Roll, any attendance cards or proxies submitted after the establishment of a quorum at the Meeting and the commencement thereof must be admitted, as long as they are submitted before the shareholders’ turn to speak begins.

Shareholders who have provided evidence of their status as such or any representatives thereof who have not submitted their attendance cards before the turn to speak begins may attend the Meeting, but will not be included in the Attendance Roll and will thus not be considered to be in attendance at the Meeting.

6. The preparation of the Attendance Roll and the resolution of issues arising in connection therewith shall be the purview of the Secretary for the Meeting, who shall exercise such power by delegation from the Presiding Committee of the Meeting, which may appoint two or more shareholder inspectors to assist the Secretary in drawing up such Attendance Roll.

At the end of the Attendance Roll, there shall be a determination of the number of shareholders present in person or by proxy, as well as of the amount of capital they own, specifying the capital held by shareholders with the right to vote.

6. The preparation of the Attendance Roll and the resolution of issues arising in connection therewith shall be the purview of the Secretary for the Meeting.

At the end of the Attendance Roll, there shall be a determination of the number of shareholders present in person –separately including those who voted from a distance– or by proxy, as well as of the amount of capital they own, specifying the capital held by shareholders with the right to vote.

7. The Attendance Roll shall be stored in an electronic medium, which shall be kept in an envelope or sealed container, the cover of which shall set forth the relevant identification proceedings signed by the Secretary for the General Shareholders’ Meeting with the approval of the Chairman thereof. The Minutes of the Meeting shall record the inclusion of the Attendance Roll in a computer medium.

7. The Attendance Roll shall be stored in an electronic medium, which shall be kept in an envelope or sealed container, the cover of which shall set forth the relevant identification proceedings signed by the Secretary for the General Shareholders’ Meeting with the approval of the Chairman thereof. The Minutes of the Meeting shall record the inclusion of the Attendance Roll in a computer medium.

Article 17 bis. Remote attendance by electronic or data transmission means.

Pursuant to the provisions of Article 17 bis of the By-Laws, and independently of the right of the shareholders to vote from a distance as provided in Article 20 bis of these Regulations, shareholders with the right to attend the General Shareholders’ Meeting held at the place indicated in the notice of the call to meeting may exercise such right by electronic or data transmission means of long-distance communication when it has so been resolved by the Board of Directors after taking into account the current techniques and verifying the appropriate conditions for security and unambiguousness. In the notice of the call to meeting, the Board of Directors shall set forth the means that may be used for the aforementioned purposes in view of the fact that they meet the conditions for security required to guarantee the identity of the shareholders, the proper exercise of their rights and the appropriate progress of the Meeting.

In the event that the Board of Directors resolves to permit remote attendance at the General Shareholders’ Meeting, the notice of the call to meeting shall set forth such periods, form and manner for the exercise of shareholders’ rights as shall have been established by the Directors in furtherance of the proper conduct of the Meeting.

Remote attendance of the shareholders at the General Shareholders’' Meeting by electronic or data transmission means shall be subject to the following provisions, which may be supplemented by the Board of Directors:

  The connection to the system in order to follow the Meeting shall be established as much in advance of the time set for the commencement of the Meeting as is indicated in the notice of call. Shareholders who start the connection after the time established as a deadline for such purpose shall not be deemed present.

  Shareholders who wish to attend the Meeting and exercise their rights shall identify themselves by means of a recognized electronic signature or other type of identification, subject to the requirements that the Board establishes in the resolution adopted for such purpose, providing for adequate guarantees of authenticity and identification of the shareholder in question. The right to vote and to receive information shall be exercised by electronic means of long-distance communication that are deemed suitable pursuant to the provisions of Article 20 bis of the By-Laws and Article 20 bis of these Regulations.

  Proposals regarding matters included in the agenda may be voted from the moment that the Chairman of the Meeting declares that a valid quorum has been established and makes a statement to that end, and through the time indicated by the Chairman for such purpose. On the other hand, proposals regarding matters not included in the agenda shall be voted during such time period as is indicated by the Chairman, once the proposal has been formulated and it is considered that it must be submitted to a vote.

  Shareholders attending from a distance pursuant to this article may exercise their right to receive information by asking such questions or requesting such clarifications as they deem fit, so long as they refer to matters included in the agenda. The Board of Directors may establish in the notice of the call to meeting that any presentations and proposed resolutions that those attending by means of data transmission may wish to make pursuant to the Law must be sent to the Company prior to the establishment of a quorum at the Meeting. Answers to shareholders attending the Meeting in this manner and who exercise their right to receive information during the course of the Meeting shall be provided in writing, if applicable, within seven days following the holding of the Meeting.

  The inclusion in the attendance roll of shareholders attending from a distance shall be in accordance with the provisions set forth in these Regulations.

  The Presiding Committee, and the Notary, if applicable, shall have direct access to the connection systems by means of which the Meeting may be attended, such that they have personal and immediate knowledge of the communications and statements made by the shareholders attending from a distance.

  In the event that, due to technical circumstances or security reasons deriving from supervening events, the communication is interrupted or ended, such circumstance may not be invoked as an unlawful deprivation of a shareholder’s rights or as grounds for challenging the resolutions adopted at the Meeting in question.

The Board of Directors may establish and update the means and procedures in accordance with the state of the art in technical matters in order to organize the remote attendance at the Meeting and electronic voting from a distance during the course thereof, for which purpose it shall comply with the legal provisions governing such system and the provisions set forth in the By-Laws and in these Regulations. Such means and procedures shall be published on the Company’s website.

Article 20 bis. Casting of Votes from a Distance prior to the Meeting.

1. Without prejudice to the provisions of Article 17 bis of these Regulations, and therefore, independently of the right to attend by electronic means, shareholders with the right to attend may cast their vote on the proposals relating to the items included in the Agenda for any General Shareholders’ Meeting by postal delivery or correspondence or by electronic communication.

2. Votes by postal delivery or correspondence shall be cast by sending or delivering to the Company a writing in which the vote is recorded, accompanied by the duly signed attendance card issued by the entity in charge of the book-entry registry.

3. Votes by electronic communication with the Company shall only be admitted when, once such conditions of security and unambiguousness as are appropriate have been verified, it is so decided by the Board of Directors by means of a resolution and subsequent communication included in the notice of the call to the Meeting in question and further development thereof on the Company’s website. In the above-mentioned resolution, the Board of Directors shall specify the conditions governing distance voting by electronic communication, which shall necessarily include the obligation of the shareholder that exercises such right to submit a copy of the attendance card in electronic form and to set his recognized electronic signature in the communication. The Board of Directors may also accept, by means of a resolution previously adopted for such purpose, another type of electronic signature that provides adequate guarantees of authenticity and identification of the shareholder casting the vote.

Once that the Board of Directors resolves, if it deems it appropriate, to admit the system for prior voting from a distance by electronic communication as provided herein, it shall also endeavor to adopt the measures required for such admission of the aforementioned voting system to be included and set forth in these Regulations.

4. In order to be valid, votes cast by any of the means of long-distance communication mentioned in the preceding paragraphs must be received by the Company before midnight on the third day prior to the date set for the holding of the Meeting upon first call. In the resolution providing for the call to the Meeting in question, the Board of Directors may reduce such advance period and publish any such reduction in the same manner as the notice of the call to meeting.

5. Shareholders who cast their vote from a distance pursuant to this article and to the provisions made by the Board of Directors by way of further development thereof shall be deemed present for purposes of determining the establishment of a quorum for the General Shareholders’ Meeting in question. Therefore, proxies granted prior to the casting of such vote shall be deemed revoked, and those granted thereafter shall be deemed not to have been given.

6. The vote cast by means of long-distance communication shall be rendered void by the attendance in person at the meeting of the shareholder casting the vote or by the disposition of shares of which the Company has notice.

7. The Board of Directors is hereby empowered to elaborate on and supplement the distance voting and proxy-granting provisions set forth in these Regulations, by establishing such instructions, means, rules and procedures as it deems advisable in order to organize the casting of votes and the grant of proxies by means of long-distance communication.

In any event, the Board of Directors shall adopt the measures needed to avoid possible deception and to ensure that the person casting a vote or granting a proxy by postal or electronic communication has the right to do so pursuant to the provisions of Article 17.1 of the By-Laws. The implementing rules adopted by the Board of Directors under the provisions of this sub-section shall be published on the Company’s website.

Article 21. Voting on the proposed resolutions.

1. Once shareholders’ presentations, if any, have concluded and answers have been provided as set forth in these Regulations, the corresponding proposed resolutions shall be put to the vote.

Each of the proposed resolutions shall be voted by following the agenda included in the notice of the call to meeting, and if proposals have been made regarding matters which the shareholders may decide without such matters being included in the agenda, they shall be submitted to a vote after a vote is taken on the proposals included in the agenda, unless the Chairman decides otherwise.

Article 21. Voting on the proposed resolutions.

1. Once shareholders’ presentations, if any, have concluded and answers have been provided as set forth in these Regulations, the corresponding proposed resolutions shall be put to the vote.

Each of the proposed resolutions shall be voted by following the agenda included in the notice of the call to meeting, and if proposals have been made regarding matters which the shareholders may decide without such matters being included in the agenda, they shall be submitted to a vote after a vote is taken on the proposals included in the agenda, unless the Chairman decides otherwise.

2. After the Secretary has read the full text or a summary of the proposed resolution corresponding to an item on the agenda, which reading may be dispensed with when the text of such proposal has been distributed to the shareholders at the beginning of the General Shareholders’ Meeting, a vote shall first be taken on the resolutions proposed in each case by the Board of Directors, and then, if appropriate, the proposals made by other parties shall be submitted to a vote, following the order established by the Chairman for that purpose.

In all cases, when a proposed resolution is approved, all other proposals on the same matter that are incompatible therewith shall automatically be deemed withdrawn and shall therefore not be submitted to a vote, which shall be stated by the Chairman of the Meeting, or by the Secretary, acting by delegation of powers.

2. After the Secretary has read the full text or a summary of the proposed resolution corresponding to an item on the agenda, which reading may be dispensed with when the text of such proposal has been distributed to the shareholders at the beginning of the General Shareholders’ Meeting, a vote shall first be taken on the resolutions proposed in each case by the Board of Directors, and then, if appropriate, the proposals made by other parties shall be submitted to a vote, following the order established by the Chairman for that purpose.

When a single item on the agenda includes different matters, such matters shall be separately submitted to a vote. In particular, a separate vote shall be taken on the appointment of each Director and, in the event of amendments to the By-Laws or these Regulations, on each article or group of articles having independent contents. In exceptional cases, related proposals which are formulated as an indivisible unit shall be voted as a whole, such as those relating to the approval of the entire text of the By-Laws or of the Regulations for the General Shareholders’ Meeting.

In all cases, when a proposed resolution is approved, all other proposals on the same matter that are incompatible therewith shall automatically be deemed withdrawn and shall therefore not be submitted to a vote, which shall be stated by the Chairman of the Meeting, or by the Secretary, acting by delegation of powers.

3. The following voting calculation system shall be used for purposes of voting on the proposed resolutions:

  In the case of voting on proposed resolutions relating to matters on the agenda, votes in favor of the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the inspectors and other assistants to the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote against, in blank or abstain.

  In the case of voting on proposed resolutions relating to matters that are not included in the agenda, votes against the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the inspectors and other assistants to the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote in favor, in blank or abstain.

  For purposes of the provisions of paragraphs a) and b) above, for each of the proposed resolutions submitted to a vote, it shall be deemed that shares present and represented at the meeting are all those recorded on the Attendance Roll, less the shares whose holders may not, pursuant to applicable legislation and depending upon the proposed resolution that is put to the vote, exercise the voting rights attaching to their shares.

Regardless of the system used to calculate the votes, verification by the Presiding Committee of the Meeting –or, exceptionally, in the event that such Presiding Committee has not been formed, by the Secretary for the Meeting– of the existence of a number of favorable votes sufficient to attain the majority required in each case, will allow the Chairman to declare the relevant proposed resolution to have been approved.

3. The following voting calculation system shall be used for purposes of voting on the proposed resolutions:

  In the case of voting on proposed resolutions relating to matters on the agenda, votes in favor of the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote against, in blank or abstain.

  In the case of voting on proposed resolutions relating to matters that are not included in the agenda, votes against the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote in favor, in blank or abstain.

  For purposes of the provisions of paragraphs a) and b) above, for each of the proposed resolutions submitted to a vote, it shall be deemed that shares present and represented at the meeting are all those recorded on the Attendance Roll, less the shares whose holders may not, pursuant to applicable legislation and depending upon the proposed resolution that is put to the vote, exercise the voting rights attaching to their shares.

Regardless of the system used to calculate the votes, verification by the Presiding Committee of the Meeting –or, exceptionally, in the event that such Presiding Committee has not been formed, by the Secretary for the Meeting– of the existence of a number of favorable votes sufficient to attain the majority required in each case, will allow the Chairman to declare the relevant proposed resolution to have been approved.

4. Subject to the provisions of the By-Laws, shareholders may delegate or exercise their right to vote on the proposed resolutions corresponding to the items on the agenda by postal correspondence, electronic mail, or any other means of long-distance communication, as long as the Company has established verified procedures applicable to such cases in order to duly guarantee the identity of the individual exercising the right to vote and to unequivocally record the identity and status (shareholder or representative) of the voters, as well as the number of shares which are being voted and the direction of the vote or the abstention, if any.

The procedure or procedures that the Company establishes for such purposes shall set forth the requirements, terms and conditions governing the delegation or exercise of the right to vote, and shall be published in the notice of the call to the General Shareholders’ Meeting and on the Company’s website.

Deleted

Article 24. Continuation.

At the proposal of the Chairman of the General Shareholders’ Meeting, or at the request of shareholders representing at least one-fourth of the share capital present or represented at the meeting, the shareholders may resolve upon a continuation of the sessions over one or more consecutive days. In the event that, due to organizational reasons, the venue for the subsequent sessions must be other than that where the first session was held, such venue shall be designated, if possible, when the continuation is decided; otherwise, it shall be notified as soon as it is designated, by an appropriate means of information that shall be established in the resolution providing for the continuation.

Regardless of the number of sessions, the Meeting shall be deemed to be a single meeting, and a single set of Minutes shall be taken for all of the sessions. Accordingly, there shall be no need to repeat compliance with the provisions of the Law, the By-Laws or these Regulations in subsequent sessions for them to be validly held.

Only shareholders included in the Attendance Roll shall be entitled to attend and vote at the successive sessions held due to the continuation of the General Shareholders’ Meeting. The shares held by shareholders included in such Attendance Roll who leave during the course of the subsequent sessions shall not be deducted and shall continue to be computed for the purpose of calculating the majority required to adopt resolutions. However, any shareholder who intends to be absent from the subsequent sessions may, if he deems it appropriate, inform the inspectors and other assistants to the Presiding Committee, or the Notary Public, if applicable, of his intention so to act and of the direction of his vote on the proposals included in the agenda.

Article 24. Continuation.

At the proposal of the Chairman of the General Shareholders’ Meeting, or at the request of shareholders representing at least one-fourth of the share capital present or represented at the meeting, the shareholders may resolve upon a continuation of the sessions over one or more consecutive days. In the event that, due to organizational reasons, the venue for the subsequent sessions must be other than that where the first session was held, such venue shall be designated, if possible, when the continuation is decided; otherwise, it shall be notified as soon as it is designated, by an appropriate means of information that shall be established in the resolution providing for the continuation.

Regardless of the number of sessions, the Meeting shall be deemed to be a single meeting, and a single set of Minutes shall be taken for all of the sessions. Accordingly, there shall be no need to repeat compliance with the provisions of the Law, the By-Laws or these Regulations in subsequent sessions for them to be validly held.

Only shareholders included in the Attendance Roll shall be entitled to attend and vote at the successive sessions held due to the continuation of the General Shareholders’ Meeting. The shares held by shareholders included in such Attendance Roll who leave during the course of the subsequent sessions shall not be deducted and shall continue to be computed for the purpose of calculating the majority required to adopt resolutions. However, any shareholder who intends to be absent from the subsequent sessions may, if he deems it appropriate, inform the Presiding Committee, or the Notary Public, if applicable, of his intention so to act and of the direction of his vote on the proposals included in the agenda.

Proposals

VII. Amendment of the Regulations for the General Shareholders’ Meeting.

VII.1 Amendment of Article 5 (Powers of the shareholders at the General Shareholders’ Meeting).

Article 5 of the Regulations for the General Shareholders’ Meeting is amended to read as follows:

"Article 5. Powers of the shareholders at the General Shareholders’ Meeting.

The shareholders acting at the General Shareholders’ Meeting shall have the power to deliberate upon and adopt resolutions on all such matters as legal provisions and the By-Laws reserve for decision thereat and, in general, on all matters which fall within the scope of powers assigned by Law to the shareholders and are submitted at the General Shareholders’ Meeting at the behest of the Board of Directors and of the shareholders themselves, in such instances and in such manner as are provided in the Law and the By-Laws. In particular, the shareholders shall decide the following matters:

  Appointment and removal of Directors.

  Appointment of Auditors.

  Review of corporate management and approval, if appropriate, of the financial statements for the prior fiscal year and decision regarding the allocation of profits/losses.

  Increase or reduction of share capital.

  Issuance of Debentures.

  Amendment of the By-Laws.

  Dissolution, merger, split-off and transformation of the Company.

  The transformation of the Company into a holding company, through "subsidiarization" or by entrusting subsidiaries with the conduct of core activities theretofore carried out by the Company itself.

  The acquisition or disposition of essential operating assets, when this entails an effective amendment of the corporate purpose.

  Transactions the effect of which is tantamount to liquidating the Company.

  Any other matter that the Board of Directors resolves to submit to the shareholders at a General Shareholders’ Meeting."

VII.2 Amendments relating to the call to and preparation of the General Shareholders’ Meeting: amendment of paragraph 2 of Article 7 (Power and obligation to call to meeting); insertion of a new sub-section 3 in Article 8 (Publication and notice of the call to meeting); amendment of sub-section 2 of Article 9 (Information available to the shareholders from publication of the notice of the call to meeting); amendment of sub-section 3 of Article 10 (Right to receive information).

Paragraph 2 of Article 7 of the Regulations for the General Shareholders’ Meeting is amended and the other paragraphs thereof remain unchanged. Such paragraph 2 shall read as follows:

"2. The Board of Directors, or the Executive Commission, may call the General Shareholders’ Meeting whenever it deems it advisable or appropriate to further the corporate interests and shall be required, in all cases, to call the Ordinary General Shareholders’ Meeting within the first six months of each Fiscal Year and to call an Extraordinary General Shareholders’ Meeting whenever it is so requested in writing by the holders of at least five per cent of the share capital, which request shall set forth the matters to be dealt with. In this instance, the Board of Directors shall have a maximum period of fifteen days, to be computed from the date of the notarially-recorded request for such call, within which to call the Meeting with such minimum advance notice as is required by Law, and the agenda shall include at least the matters set forth in the request."

A new sub-section 3 is added to Article 8 of the Regulations for the General Shareholders’ Meeting, with sub-section 1 and paragraph 2 thereof remaining unchanged. Such sub-section 3 shall read as follows:

"3. Shareholders representing at least five percent of the share capital may request the publication of a supplement to the call to the General Shareholders’ Meeting including one or more items in the agenda. This right must be exercised by means of duly authenticated notice that must be received at the Company’s registered office within five days of the publication of the call to meeting.

The supplement to the call to meeting must be published in compliance with the legal requirements and as much in advance as is provided by the Law."

Sub-section 2 of Article 9 of the Regulations for the General Shareholders’ Meeting is amended, and the other sub-sections thereof remain unchanged. The aforementioned sub-section 2 shall read as follows:

"2. Furthermore, from the date of publication of the notice of the call to the General Shareholders’ Meeting, and in order to facilitate shareholders’ attendance and participation therein, the Company shall include in its website, to the extent available and in addition to the documents and information required by the Law, all materials that the Company deems advisable for such purposes and in particular, but merely for illustrative purposes, the following:

  The text of all the proposed resolutions that are to be submitted to the shareholders at the General Shareholders’ Meeting and that have by then been approved by the Board of Directors, provided, however, that the Board of Directors may amend such proposals up to the date of the Meeting when so permitted by the Law.

  Information regarding the place where the General Shareholders’ Meeting is to be held, describing, when appropriate, the means of access to the meeting room.

  The procedure to obtain attendance cards or certificates issued by the entities legally authorized to do so.

  The means and procedures to grant a proxy for the General Shareholders’ Meeting.

  If established, the means and procedures to cast votes from a distance.

  Any other matters of interest for purposes of following the proceedings at the Meeting, such as whether or not simultaneous interpretation services will be provided, the possibility that the General Shareholders’ Meeting be followed by audio-visual means, or information in other languages.

In addition, when there is a supplement to the call to meeting, the Company shall, from the date of publication thereof, also publish, in the same manner and on its website, the text of the proposals to which such supplement refers and which has been provided to the Company.

This information may be subject to changes at any time, in which case any appropriate amendments or clarifications shall be published on the Company’s website."

Sub-section 3 of Article 10 of the Regulations for the General Shareholders’ Meeting is amended, and the other sub-sections thereof remain unchanged. Such sub-section 3 shall read as follows:

"3. The Directors shall have the duty to provide the information requested in reliance upon the two preceding paragraphs, except in those cases in which (i) it has been requested by holders of less than one-fourth of the share capital and the dissemination thereof may, in the opinion of the Chairman, prejudice the corporate interests; (ii) the request for information or clarifications does not refer to matters included in the agenda or, in the case of sub-section 1 above, to information accessible to the public that has been provided by the Company to the National Securities Market Commission since the holding of the immediately prior General Shareholders’ Meeting; (iii) the request for information is deemed abusive for any other reason; or (iv) it is so established in legal or regulatory provisions.

Answers to shareholders who attend the General Shareholders’ Meeting from a distance by means of data transmission and simultaneously and who exercise their right to receive information through this procedure shall be provided, if applicable, in writing, within seven days following the Meeting."

VII.3 Amendments relating to proxy-granting and voting by means of long-distance communication and remote attendance at the Meeting: amendment of sub-section 1 and insertion of new sub-sections 5 through 7 of Article 13 (Proxy-granting and representation); amendment of sub-section 6 of Article 15 (Preparation of the Attendance Roll); insertion of a new Article 17 bis (Remote attendance by electronic or data transmission means); and insertion of a new Article 20 bis (Casting of votes from a distance prior to the Meeting).

Sub-section 1 of Article 13 of the Regulations for the General Shareholders’ Meeting is amended, and new sub-sections 5 through 7 are inserted in this article; the other sub-sections of this Article 13 remain unchanged. Sub-section 1 and the new sub-sections 5 through 7 shall read as follows:

"1. Every shareholder having the right to attend the General Shareholders’ Meeting may be represented thereat by another person, even if not a shareholder. The proxy must be granted specifically for each Meeting, either by using the proxy-granting form printed on the attendance card or in any other manner permitted by the Law, without prejudice to the provisions of Section 108 of the Companies Act [Ley de Sociedades Anónimas] regarding cases of proxies granted to family relatives and general proxies.

The documents setting forth the proxies or powers of attorney for the General Shareholders’ Meeting shall contain instructions regarding the direction of the vote. If no express instructions are given, it shall be understood that the proxy-holder must vote in favor of the proposed resolutions put forward by the Board of Directors regarding the matters on the agenda.

If there are no voting instructions because the shareholders acting at the General Shareholders’ Meeting are to decide matters that are not included in the agenda and are thus unknown on the date that the proxy is granted but which may be submitted to a vote at the Meeting, the proxy-holder shall vote in such direction as he deems most appropriate, taking into account the interest of the Company and that of the shareholder granting the proxy. The same rule shall apply when the relevant proposal or proposals submitted to the shareholders at the Meeting have not been made by the Board of Directors.

If the document setting forth the proxy or power of attorney does not state the specific person or persons to whom the shareholder grants the proxy, such proxy shall be deemed granted in favor of any of the following: the Chairman of the Board of Directors of the Company, or the person that stands in for him as Chairman of the General Shareholders’ Meeting, or such person as is appointed by the Board of Directors, with notice of such appointment being given in advance in the official notice of the call to meeting.

In cases in which a public proxy solicitation has been carried out, the Director who obtains such proxy shall be subject to the voting restriction established in Section 114 of the Securities Market Act [Ley del Mercado de Valores] in connection with conflict of interest situations.

A proxy is always revocable. Attendance at the Meeting by the shareholder granting the proxy, whether in person or through distance voting, entails the revocation of any proxy, whatever the date thereof. A proxy shall likewise be rendered void as a result of the disposition of shares of which the Company has notice."

"5. When a proxy is granted by means of long-distance communication, it shall only be deemed valid if it is carried out by sending to the Company the duly signed attendance and proxy-granting card or other written instrument that, in the opinion of the Board of Directors expressed in a resolution adopted for such purpose, allows for due verification of the identity of the shareholder granting the proxy and that of the proxy-holder designated therein.

A proxy granted or notified by electronic mail or communication with the Company shall only be admitted when, once such conditions of security and unambiguousness as are appropriate have been verified, it is so decided by the Board of Directors by means of a resolution and subsequent communication included in the notice of the call to the Meeting in question and further development thereof on the Company’s website. In the above-mentioned resolution, the Board of Directors shall specify the conditions governing proxy-granting by electronic mail or communication, which shall necessarily include the obligation of the shareholder that exercises such right to submit a copy of the attendance and proxy-granting card in electronic form, describe in detail the representation granted and the identity of the shareholder granting the proxy, and include in the communication the recognized electronic signature or other type of identification of the shareholder granting the proxy, under such terms as are established by the Board of Directors by resolution adopted for such purpose, such that this system of representation may adequately guarantee the authenticity and identity of the shareholder granting the proxy.

Once that the Board of Directors resolves, if it deems it appropriate, to admit the proxy-granting system by electronic mail or communication as provided herein, it shall also endeavor to adopt the measures required for such admission of the aforementioned proxy-granting system to be included and set forth in these Regulations.

In order to be valid, a proxy granted by either of the aforementioned means of long-distance communication must be received by the Company before midnight on the third day prior to the date set for the holding of the Meeting upon first call. In the resolution providing for the call to the Meeting in question, the Board of Directors may reduce such advance period and publish any such reduction in the same manner as the notice of the call to meeting. Furthermore, the Board of Directors may elaborate upon the foregoing provisions governing proxy-granting by means of long-distance communication, in accordance with the provisions of sub-section 5 of Article 20 bis of the By-Laws and sub-section 7 of Article 20 bis of these Regulations.

6. A proxy may include items that, even if not contained in the agenda, may be dealt with by the shareholders at the General Shareholders’ Meeting because it is so permitted by Law.

7. The Board may elaborate upon the foregoing provisions governing proxy-granting by means of long-distance communication, pursuant to the provisions of paragraph 7 of Article 20 bis below."

Sub-section 6 of Article 15 of the Regulations for the General Shareholders’ Meeting is amended, and the other sub-sections thereof remain unchanged. The aforementioned sub-section 6 shall read as follows:

"6. The preparation of the Attendance Roll and the resolution of issues arising in connection therewith shall be the purview of the Secretary for the Meeting.

At the end of the Attendance Roll, there shall be a determination of the number of shareholders present in person –separately including those who voted from a distance– or by proxy, as well as of the amount of capital they own, specifying the capital held by shareholders with the right to vote."

A new Article 17 bis is inserted below Article 17 of the Regulations for the General Shareholders’ Meeting, which shall read as follows:

  "Article 17 bis. Remote attendance by electronic or data transmission means.

  Pursuant to the provisions of Article 17 bis of the By-Laws, and independently of the right of the shareholders to vote from a distance as provided in Article 20 bis of these Regulations, shareholders with the right to attend the General Shareholders’ Meeting held at the place indicated in the notice of the call to meeting may exercise such right by electronic or data transmission means of long-distance communication when it has so been resolved by the Board of Directors after taking into account the current techniques and verifying the appropriate conditions for security and unambiguousness. In the notice of the call to meeting, the Board of Directors shall set forth the means that may be used for the aforementioned purposes in view of the fact that they meet the conditions for security required to guarantee the identity of the shareholders, the proper exercise of their rights and the appropriate progress of the Meeting.

  In the event that the Board of Directors resolves to permit remote attendance at the General Shareholders’ Meeting, the notice of the call to meeting shall set forth such periods, form and manner for the exercise of shareholders’ rights as shall have been established by the Directors in furtherance of the proper conduct of the Meeting.

  Remote attendance of the shareholders at the General Shareholders’' Meeting by electronic or data transmission means shall be subject to the following provisions, which may be supplemented by the Board of Directors:

  The connection to the system in order to follow the Meeting shall be established as much in advance of the time set for the commencement of the Meeting as is indicated in the notice of call. Shareholders who start the connection after the time established as a deadline for such purpose shall not be deemed present.

  Shareholders who wish to attend the Meeting and exercise their rights shall identify themselves by means of a recognized electronic signature or other type of identification, subject to the requirements that the Board establishes in the resolution adopted for such purpose, providing for adequate guarantees of authenticity and identification of the shareholder in question. The right to vote and to receive information shall be exercised by electronic means of long-distance communication that are deemed suitable pursuant to the provisions of Article 20 bis of the By-Laws and Article 20 bis of these Regulations.

  Proposals regarding matters included in the agenda may be voted from the moment that the Chairman of the Meeting declares that a valid quorum has been established and makes a statement to that end, and through the time indicated by the Chairman for such purpose. On the other hand, proposals regarding matters not included in the agenda shall be voted during such time period as is indicated by the Chairman, once the proposal has been formulated and it is considered that it must be submitted to a vote.

  Shareholders attending from a distance pursuant to this article may exercise their right to receive information by asking such questions or requesting such clarifications as they deem fit, so long as they refer to matters included in the agenda. The Board of Directors may establish in the notice of the call to meeting that any presentations and proposed resolutions that those attending by means of data transmission may wish to make pursuant to the Law must be sent to the Company prior to the establishment of a quorum at the Meeting. Answers to shareholders attending the Meeting in this manner and who exercise their right to receive information during the course of the Meeting shall be provided in writing, if applicable, within seven days following the holding of the Meeting.

  The inclusion in the attendance roll of shareholders attending from a distance shall be in accordance with the provisions set forth in these Regulations.

  The Presiding Committee, and the Notary, if applicable, shall have direct access to the connection systems by means of which the Meeting may be attended, such that they have personal and immediate knowledge of the communications and statements made by the shareholders attending from a distance.

  In the event that, due to technical circumstances or security reasons deriving from supervening events, the communication is interrupted or ended, such circumstance may not be invoked as an unlawful deprivation of a shareholder’s rights or as grounds for challenging the resolutions adopted at the Meeting in question.

  The Board of Directors may establish and update the means and procedures in accordance with the state of the art in technical matters in order to organize the remote attendance at the Meeting and electronic voting from a distance during the course thereof, for which purpose it shall comply with the legal provisions governing such system and the provisions set forth in the By-Laws and in these Regulations. Such means and procedures shall be published on the Company’s website."

A new Article 20 bis is inserted below Article 20 of the Regulations for the General Shareholders’ Meeting, which shall read as follows:

"Article 20 bis. Casting of votes from a distance prior to the Meeting.

1. Without prejudice to the provisions of Article 17 bis of these Regulations, and therefore, independently of the right to attend by electronic means, shareholders with the right to attend may cast their vote on the proposals relating to the items included in the Agenda for any General Shareholders’ Meeting by postal delivery or correspondence or by electronic communication.

2. Votes by postal delivery or correspondence shall be cast by sending or delivering to the Company a writing in which the vote is recorded, accompanied by the duly signed attendance card issued by the entity in charge of the book-entry registry.

3. Votes by electronic communication with the Company shall only be admitted when, once such conditions of security and unambiguousness as are appropriate have been verified, it is so decided by the Board of Directors by means of a resolution and subsequent communication included in the notice of the call to the Meeting in question and further development thereof on the Company’s website. In the above-mentioned resolution, the Board of Directors shall specify the conditions governing distance voting by electronic communication, which shall necessarily include the obligation of the shareholder that exercises such right to submit a copy of the attendance card in electronic form and to set his recognized electronic signature in the communication. The Board of Directors may also accept, by means of a resolution previously adopted for such purpose, another type of electronic signature that provides adequate guarantees of authenticity and identification of the shareholder casting the vote.

Once that the Board of Directors resolves, if it deems it appropriate, to admit the system for prior voting from a distance by electronic communication as provided herein, it shall also endeavor to adopt the measures required for such admission of the aforementioned voting system to be included and set forth in these Regulations.

4. In order to be valid, votes cast by any of the means of long-distance communication mentioned in the preceding paragraphs must be received by the Company before midnight on the third day prior to the date set for the holding of the Meeting upon first call. In the resolution providing for the call to the Meeting in question, the Board of Directors may reduce such advance period and publish any such reduction in the same manner as the notice of the call to meeting.

5. Shareholders who cast their vote from a distance pursuant to this article and to the provisions made by the Board of Directors by way of further development thereof shall be deemed present for purposes of determining the establishment of a quorum for the General Shareholders’ Meeting in question. Therefore, proxies granted prior to the casting of such vote shall be deemed revoked, and those granted thereafter shall be deemed not to have been given.

6. The vote cast by means of long-distance communication shall be rendered void by the attendance in person at the meeting of the shareholder casting the vote or by the disposition of shares of which the Company has notice.

7. The Board of Directors is hereby empowered to elaborate on and supplement the distance voting and proxy-granting provisions set forth in these Regulations, by establishing such instructions, means, rules and procedures as it deems advisable in order to organize the casting of votes and the grant of proxies by means of long-distance communication.

In any event, the Board of Directors shall adopt the measures needed to avoid possible deception and to ensure that the person casting a vote or granting a proxy by postal or electronic communication has the right to do so pursuant to the provisions of Article 17.1 of the By-Laws. The implementing rules adopted by the Board of Directors under the provisions of this sub-section shall be published on the Company’s website."

VII.4 Other amendments: amendment of Article 21 (Voting on the proposed resolutions) and amendment of Article 24 (Continuation).

Article 21 of the Regulations for the General Shareholders’ Meeting is amended to read as follows:

"Article 21. Voting on the proposed resolutions.

1. Once shareholders’ presentations, if any, have concluded and answers have been provided as set forth in these Regulations, the corresponding proposed resolutions shall be put to the vote.

Each of the proposed resolutions shall be voted by following the agenda included in the notice of the call to meeting, and if proposals have been made regarding matters which the shareholders may decide without such matters being included in the agenda, they shall be submitted to a vote after a vote is taken on the proposals included in the agenda, unless the Chairman decides otherwise.

2. After the Secretary has read the full text or a summary of the proposed resolution corresponding to an item on the agenda, which reading may be dispensed with when the text of such proposal has been distributed to the shareholders at the beginning of the General Shareholders’ Meeting, a vote shall first be taken on the resolutions proposed in each case by the Board of Directors, and then, if appropriate, the proposals made by other parties shall be submitted to a vote, following the order established by the Chairman for that purpose.

When a single item on the agenda includes different matters, such matters shall be separately submitted to a vote. In particular, a separate vote shall be taken on the appointment of each Director and, in the event of amendments to the By-Laws or these Regulations, on each article or group of articles having independent contents. In exceptional cases, related proposals, which are formulated as an indivisible unit, shall be voted as a whole, such as those relating to the approval of the entire text of the By-Laws or of the Regulations for the General Shareholders’ Meeting.

In all cases, when a proposed resolution is approved, all other proposals on the same matter that are incompatible therewith shall automatically be deemed withdrawn and shall therefore not be submitted to a vote, which shall be stated by the Chairman of the Meeting, or by the Secretary, acting by delegation of powers.

3. The following voting calculation system shall be used for purposes of voting on the proposed resolutions:

  In the case of voting on proposed resolutions relating to matters on the agenda, votes in favor of the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote against, in blank or abstain.

  In the case of voting on proposed resolutions relating to matters that are not included in the agenda, votes against the proposal submitted to a vote shall be deemed to be those corresponding to all shares present or represented at the Meeting, according to the Attendance Roll, less the votes corresponding to shares whose holders or representatives inform the Presiding Committee, or to the Notary, if appropriate, by written communication or personal statement, that they vote in favor, in blank or abstain.

  For purposes of the provisions of paragraphs a) and b) above, for each of the proposed resolutions submitted to a vote, it shall be deemed that shares present and represented at the meeting are all those recorded on the Attendance Roll, less the shares whose holders may not, pursuant to applicable legislation and depending upon the proposed resolution that is put to the vote, exercise the voting rights attaching to their shares.

Regardless of the system used to calculate the votes, verification by the Presiding Committee of the Meeting –or, exceptionally, in the event that such Presiding Committee has not been formed, by the Secretary for the Meeting– of the existence of a number of favorable votes sufficient to attain the majority required in each case, will allow the Chairman to declare the relevant proposed resolution to have been approved."

Article 24 of the Regulations for the General Shareholders’ Meeting is amended to read as follows:

"Article 24. Continuation.

At the proposal of the Chairman of the General Shareholders’ Meeting, or at the request of shareholders representing at least one-fourth of the share capital present or represented at the meeting, the shareholders may resolve upon a continuation of the sessions over one or more consecutive days. In the event that, due to organizational reasons, the venue for the subsequent sessions must be other than that where the first session was held, such venue shall be designated, if possible, when the continuation is decided; otherwise, it shall be notified as soon as it is designated, by an appropriate means of information that shall be established in the resolution providing for the continuation.

Regardless of the number of sessions, the Meeting shall be deemed to be a single meeting, and a single set of Minutes shall be taken for all of the sessions. Accordingly, there shall be no need to repeat compliance with the provisions of the Law, the By-Laws or these Regulations in subsequent sessions for them to be validly held.

Only shareholders included in the Attendance Roll shall be entitled to attend and vote at the successive sessions held due to the continuation of the General Shareholders’ Meeting. The shares held by shareholders included in such Attendance Roll who leave during the course of the subsequent sessions shall not be deducted and shall continue to be computed for the purpose of calculating the majority required to adopt resolutions. However, any shareholder who intends to be absent from the subsequent sessions may, if he deems it appropriate, inform the Presiding Committee, or the Notary Public, if applicable, of his intention so to act and of the direction of his vote on the proposals included in the agenda."

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Madrid, March 28, 2007